SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) September 29, 1998
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                           Franklin Auto Trust 1998-1
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        333-5869                  51-6510047
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(State of Incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)


47 West 200 South, Suite 500
Salt Lake City, Utah                                             84101
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's Telephone Number, including area code (302) 636-3305
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          (Former Name or Former Address, if Changed Since Last Report)



NYFS08...:\60\46360\0040\2296\FRM9278S.580

ITEM 5.  Other Events

         On September 29, 1998, Franklin Receivables LLC transferred $131,394,000 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 1998-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 5.50% Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $109,000,000 due January 15, 2002 and Class A- 2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $22,394,000 due January 16, 2006.

ITEM 7.  Financial Statements and Exhibits

         (a)   Financial Statements - Not Applicable

         (b)   Pro Forma Financial Information - Not Applicable

         (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

4.1         Opinion of Weil, Gotshal & Manges LLP as to Legality

4.2 Opinion of Daniel Carr, in-house counsel to Franklin Capital Corporation, the managing member of Franklin Receivables LLC

8.1         Opinion of Weil, Gotshal & Manges LLP as to certain tax matters

23.1        Consents of Experts and Counsel and Consent of
            Pricewaterhousecoopers LLP as to the financial statements

23.2        (Consent of Weil, Gotshal & Manges LLP included in Exhibits 4.1 and 8.1)

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FRANKLIN AUTO TRUST 1998-1, by
                                  Franklin Capital Corporation as
                                  the Servicer

                                  /s/ Jennifer J. Bolt
                                  -----------------------------------------
                                  Name: Jennifer J. Bolt
                                  Title: President

September 29, 1998

                                INDEX TO EXHIBITS



   Exhibit No.                 Description
   -----------                 -----------


      4.1                     Opinion of Weil, Gotshal & Manges LLP as to
                              Legality

      4.2 Opinion of Daniel Carr in-house counsel to Franklin Capital Corporation, the managing member of Franklin Receivables LLC

      5.1 Opinion of Weil, Gotshal & Manges LLP dated September 29, 1998 as to certain tax matters

      23.1 Consents of Experts of Counsel and Consent of Pricewaterhousecoopers LLP as to the financial statements

      23.2 (consents of Weil, Gotshal & Manges LLP included in Exhibits 4.1 and 8.1)